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                                                                   EXHIBIT 23.3


May 28, 1999 Santiago, Chile





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the Incorporation by reference in this amendment no. 1 to the registration statement filed on Form S-3 of our report dated March 12, 1999, on our audits of the financial statements of Ferronor S.A. (a Chilean corporation and subsidiary of RailAmerica) included in the RailAmerica, Inc. Form 10-K for the year ended December 31, 1998.





Jesus Riveros G                                               ARTHUR ANDERSEN
Partner                                                       LANGTON CLARKE


Santiago, Chile